UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 26, 2008
ECOLOGY COATINGS, INC.
(Exact name of registrant as specified in its charter)

Neveda	333-91436	26-0014658

(State or other jurisdiction	(Commission File Number)	(IRS Employer of
incorporation)		Identification No.)
35980 Woodward Avenue, Suite 200
Bloomfield Hills, MI 48304

(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 3.03. Material Modification to Rights of Security Holders
Item 5.01 Changes in Control of Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Certificate of Designation
Commitment Letter
Securities Purchase Agreement
First Amendment to the Employement Agreement - Richard D. Stromback
Second Amendment to the Employement Agreement - David W. Morgan
Second Amendment to the Employement Agreement - F. Thomas Krotine
First Amendment to the Employement Agreement - Kevin P. Stolz

Item 1.01. Entry into a Material Definitive Agreement.
Commitment Letter and Securities Purchase Agreement
     On August 27, 2008 and on August 28, 2008, respectively, Ecology Coatings, Inc. (the “Company”), and Equity 11, Ltd., a Michigan corporation (the “Purchaser”), entered into a Commitment Letter (“Commitment Letter”) and a Securities Purchase Agreement (the “Securities Purchase Agreement”) for the issuance and sale of up to $5,000,000 aggregate principal amount of 5.0% Cumulative Convertible Preferred Shares of the Company (the “Convertible Preferred Shares”) at a purchase price of $1,000 per share and the issuance of warrants to purchase up to 2,500,000 shares of the Common Stock of the Company at an exercise price of $.50 per share, which number and exercise price is subject to adjustment upon the occurrence of certain events such as reclassifications, mergers and stock splits.
     The closing of the sale of the Convertible Preferred Shares and the issuance of the Warrants (the “Closing”) occurred on August 28, 2008 and Purchaser acquired 1,260 Convertible Preferred Shares and Warrants to purchase 630,000 shares for an aggregate purchase price of $1,260,000. Purchaser has the right to purchase 3,740 additional Convertible Preferred Shares by the dates and for not less than the amounts as shown below:

Days from Initial Closing	Number of Shares	Aggregate Purchase Price
30	750	$750,000
60	750	$750,000
180	1500	$1,500,000
240	740	$740,000
     In addition, the Purchaser has the right to acquire additional Warrants upon its purchase of additional Convertible Preferred Shares as follows:

Warrant #	Shares to be Purchased	Effective Date
W-1	630,000	August 28, 2008 (issued at closing)
W-2	375,000	Upon Purchaser’s acquisition of an additional 750 Convertible Preferred Shares in an aggregate amount of $750,000
W-3	375,000	Upon Purchaser’s acquisition of an additional 750 Convertible Preferred Shares in an aggregate amount of $750,000
W-4	750,000	Upon Purchaser’s acquisition of an additional 1500 Convertible Preferred Shares in an aggregate amount of $1,500,000
W-5	370,000	Upon Purchaser’s acquisition of an additional 740 Convertible Preferred Shares in an aggregate amount of $740,000
     The Convertible Preferred Shares have a liquidation preference of $1,000 per share. Purchaser may convert the Convertible Preferred Shares into common stock of the Company at a conversion price of $.50 per share. On or after August 25, 2009, the Company may require the Purchaser to convert up to 100% of its shares of Convertible Preferred Shares if the volume-weighted average price of the Company’s common stock price exceeds $3.00 per share for a continuous 30-day period. The Convertible Preferred Shares will pay cumulative cash dividends at a rate of 5% per annum, subject to declaration by the Company’s Board of Directors (the “Board”). On or after August 25, 2013 the Company may redeem the Convertible Preferred Shares. On or after August 25, 2015 the Purchaser may redeem the Convertible Preferred Shares.

     The Company will file for a registration of its common stock with the SEC on or before March 11, 2009 and has granted Purchaser “piggyback” registration rights for common stock it holds as part of that filing.
     As long Purchaser owns Convertible Preferred Shares, the Company may not accept a financing proposal from another party unless Purchaser is provided the opportunity to provide financing under the same terms.
     The number of Board members of Company shall be increased to five and Purchaser shall have the right to elect three members to the Board. If the number of the number is increased beyond five members, the number of Board members elected by Purchaser shall increase to allow Purchaser to elect the majority of Board members. So long as Purchaser retains at least 1,260 of the Convertible Preferred Shares, the Company shall have the right to appoint the Company’s Chief Executive Officer.
     The Company has agreed to modify its Employment Agreements with its executives so that the Securities Purchase Agreement is not a change in control event. The Company agreed to amend the Employment Agreement of Kevin Stolz to reduce his annual base salary to $70,000 until the Company executes a new agreement with a customer that results at least $100,000 of annual revenue. Additional information pertaining to the modifications of Employment Agreements with Company executives is contained in Items 1.01 and 9.1 of this Current Report and is incorporated herein by reference.
     The Company has agreed to engage Sales Attack LLC to provide marketing and sales services to the Company.
     A copy of the Commitment Letter is filed herewith as Exhibit 10.42 and a copy of the Securities Purchase Agreement is filed herewith as Exhibit 10.43. The summary of the terms and conditions of the Commitment Letter and the Securities Purchase Agreement in this Item 1.01 is qualified in its entirety by the terms of the Securities Purchase Agreement.
Employment Agreements
     On August 27, 2008, the Company entered into a First Amendment to the Employment Agreement of Richard D. Stromback to exclude the Equity 11, Ltd. transaction from the definition of “change in control” under the Agreement.
     On August 27, 2008, the Company entered into a Second Amendment to the Employment Agreement of David W. Morgan to exclude the Equity 11, Ltd. transaction from the definition of “change in control” under the Agreement.
     On August 27, 2008, the Company entered into a Second Amendment to the Employment Agreement of F. Thomas Krotine to exclude the Equity 11, Ltd. transaction from the definition of “change in control” under the Agreement.
     On August 29, 2008, the Company entered into a First Amendment to the Employment Agreement of Kevin P. Stolz to exclude the Equity 11, Ltd. transaction from the definition of “change in control” under the Agreement and to reduce Mr. Stolz’s annual base compensation to $70,000 until the Company executes an agreement with a customer that generates annual income of at least $100,000.
     Additional information pertaining to the Equity 11 transaction is contained in Items 1.01, 3.02, 3.03 and 10.1 of this Current Report and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.
     On August 27, 2008 and August 28, 2008, respectively the Company and the Purchaser entered into a Commitment Letter and the Securities Purchase Agreement for the issuance and sale of up to $5,000,000 aggregate principal amount of the Convertible Preferred Shares at a purchase price of $1,000 per share and for the issuance of Warrants to purchase up to 2,500,000 shares of Common Stock at an exercise price of $.50 per share.
     The Closing occurred on January 28, 2008. The Convertible Preferred Shares have a liquidation preference of $1,000 per share and a conversion price of $,50 per share. The Convertible Preferred Shares will pay cumulative cash distributions initially at a rate of 5% per annum, subject to declaration by the Board.
     The Company offered and sold the Convertible Preferred Shares and issued the Warrants to purchase up to 630,000 shares of Common Stock to the Purchaser in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act.
     The Convertible Preferred Shares and the underlying Common Shares issuable upon conversion of the Convertible Preferred Shares and the Warrants have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
     Additional information pertaining to the Convertible Preferred Shares, the Warrants and the Closing is contained in Items 1.01, 3.02, 3.03 and 10.1 of this Current Report and is incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders
     Pursuant to the terms of the Commitment Letter and the Securities Purchase Agreement, the number of the Company’s Board members shall be increased to five and Equity 11 (“Purchaser”) shall have the right to elect three members to the Board. Purchaser will effectively control the Board. If the number of the number of Board members is increased beyond five members, the number of Board members elected by Purchaser shall increase to allow Purchaser to elect the majority of Board members. So long as Purchaser retains at least 1,260 of the Convertible Preferred Shares, the Company shall have the right to appoint the Company’s Chief Executive Officer.
     Additional information pertaining to the Equity 11 transaction is contained in Items 1.01, 3.02 and 10.1 of this Current Report and is incorporated herein by reference.
Item 5.01 Changes in Control of Registrant.
     Pursuant to the terms of the Commitment Letter and the Securities Purchase Agreement, the number of the Company’s Board members shall be increased to five and Equity 11 (“Purchaser”) shall have the right to elect three members to the Board. Purchaser will effectively control the Board. If the number of the number of Board members is increased beyond five members, the number of Board members elected by Purchaser shall increase to allow Purchaser to elect the majority of Board members. So long as Purchaser retains at least 1,260 of the Convertible Preferred Shares, the Company shall have the right to appoint the Company’s Chief Executive Officer.
     Additional information pertaining to the Equity 11 transaction is contained in Items 1.01, 3.02, 3.03 and 10.1 of this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(c). Exhibits

Exhibit
Number	Description

3.4	Certificate of Designation of 5% Cumulative Convertible Preferred Shares.

10.43	Commitment Letter dated August 26, 2008 2008 between the Company and Equity 11, Ltd.

10.44	Securities Purchase Agreement dated August 28, 2008 between the Company and Equity 11, Ltd.

10.45	First Amendment to the Employment Agreement of Richard D. Stromback.

10.46	Second Amendment to the Employment Agreement of David W. Morgan.

10.47	Second Amendment to the Employment Agreement of F. Thomas Krotine.

10.48	First Amendment to the Employment Agreement of Kevin P. Stolz.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOGY COATINGS, INC.
DATE: August 29, 2008	By:	/s/ Daniel V. Iannotti
Daniel V. Iannotti
Vice President, General Counsel and Secretary